Fees Summary	Sep. 14, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 16,344,482.41
Previously Paid Amount	2,252.95
Total Fee Amount	2,257.17
Total Offset Amount	0.00
Net Fee	$ 4.22